Exhibit 99.2


            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Edwin Tharp, Chief Financial Officer of International Dispensing Corporation, a Delaware corporation (the "Company"), hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2002, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.






  March 31, 2003                                       /s/ Edwin Tharp
                                                       -------------------------
                                                       Edwin Tharp
                                                       Chief Financial Officer


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